Allstate Life Insurance Company of New York

Allstate Life of New York Variable Life Separate Account A

Supplement, dated July 7, 2009, to

the TotalAccumulatorSM Variable Adjustable Life Prospectus

dated May 1, 2009

This supplement amends certain disclosure contained in the above-referenced prospectus for certain variable life policies ("Policies") issued by Allstate Life Insurance Company of New York.

We have received notice that the Board of Directors of AllianceBernstein Variable Products Series Fund, Inc., has approved the liquidation, on or about September 25, 2009, of the AllianceBernstein VPS Wealth Appreciation Strategy Portfolio - Class A (“Portfolio”).

Due to the liquidation of the Portfolio, we will no longer accept new premiums for investment in, nor will we permit transfers to, the AllianceBernstein VPS Wealth Appreciation Strategy - Class A Sub-Account ("Sub-Account") on or after September 25, 2009.

As the Sub-Account will no longer be offered as an investment option, you may wish to transfer, prior to September 25, 2009, some or all of your Policy Value in the Sub-Account to the other investment options currently offered by your Policy. These transfers are not subject to a transfer fee. Any value remaining in the Sub-Account will be transferred automatically, as of September 25, 2009, to the Fidelity VIP Money Market – Initial Class Sub-Account ("Money Market Sub-Account"), an investment option already available under your Policy.

If you currently allocate Policy Value to the Sub-Account through automatic additions, automatic portfolio rebalancing, dollar cost averaging or systematic withdrawal programs, your allocations in these programs will also need to be changed. If you do not change these allocations to other investment options currently available under your Policy, any allocations to the Sub-Account will be automatically allocated, as of September 25, 2009, to the Money Market Sub-Account.

We will send you a confirmation that shows the amount that is transferred to the Money Market Sub-Account or to the investment option that you chose and the date of the transaction. For additional information on how to transfer to another investment option, or how to make a change to your current allocation(s), please contact your financial representative or call our Customer Service Center at 1-800-268-5619.

If your Policy Value in the Sub-Account is transferred automatically to the Money Market Sub-Account, for 60 days following the automatic transfer, you may transfer your Policy Value in the Money Market Sub-Account to any other investment option(s) available under your Contract. Such transfer is not subject to a transfer fee.

Please keep this supplement for future reference together with your prospectus.